SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)          April 20, 2010

 ODYSSEY PICTURES CORPORATION
 (Exact name of registrant as specified in its charter)

NEVADA	000-18954	95-4269048
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2321 Coit Road, Suite E, Plano, Texas	75075
(Address of principal executive offices)	(Zip Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE        (972)-867-0055

 N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

On April 20, 2010, Odyssey Pictures Corporation completed the settlement of certain existing debt, made up of notes for cash, prepaid subscriptions  for cash, services and other consideration in the amount of $169,869.52  with the issuance of 2,165,500 shares of common stock to six individual unrelated creditors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 20, 2010

Odyssey Pictures Corporation By: /s/ John Foster John Foster, President and CEO